Exhibit 99.1

Waystar Closes Acquisition of Iodine Software, Extending AI Leadership in Healthcare Software

Unites industry-leading AI-powered financial and clinical intelligence on Waystar’s cloud-based software platform

Expands total addressable market by more than 15%; expected to be accretive to financial profile with highly recurring subscription-based business

LEHI, Utah, and LOUISVILLE, Ky., October 1, 2025 – Waystar Holding Corp. (Nasdaq: WAY), a provider of leading healthcare payment software, today announced the successful completion of its acquisition of Iodine Software (“Iodine”). The combination of one of the industry’s largest financial datasets with one of the largest clinical datasets strengthens Waystar’s AI platform to deliver transformational outcomes for healthcare providers while creating meaningful value for shareholders.

Iodine’s client base of more than 1,000 hospitals and health systems expands Waystar’s total addressable market by over 15% and accelerates growth through enhanced cross-selling opportunities. Waystar expects the acquisition of Iodine to be immediately accretive to gross margin and adjusted EBITDA margin, and accretive to revenue growth and non-GAAP net income per diluted share in 2027. With a proven track record of successful M&A execution and post-acquisition integration, Waystar is confident in its ability to realize the benefits and synergies from this acquisition.

Uniting Iodine’s expertise in the critical stage between care delivery and claim submission provides Waystar expansive visibility across the healthcare payment ecosystem—fueling next-generation AI capabilities that prevent revenue leakage and ensure providers are paid fully and accurately.

“Iodine joining Waystar brings together comprehensive clinical and financial intelligence on a single AI-powered platform — a unique differentiator in the market,” said Matt Hawkins, Chief Executive Officer of Waystar. “This further powers automation in the revenue cycle, strengthens financial performance, and leverages combined data assets to drive a continuously learning AI platform that maximizes client outcomes.”

Barclays served as exclusive financial advisor, and Simpson Thacher & Bartlett LLP served as legal advisor to Waystar. J.P. Morgan Securities served as exclusive financial advisor, and Weil, Gotshal & Manges LLP and Queen Saenz + Schultz PLLC served as legal advisors to Iodine.

About Waystar
Waystar’s mission-critical software is purpose-built to simplify healthcare payments so providers can prioritize patient care and optimize their financial performance. Waystar serves approximately 30,000 clients, representing over 1 million distinct providers, including 16 of 20 institutions on the U.S. News Best Hospitals list. Waystar’s enterprise-grade platform annually processes over 6 billion healthcare payment transactions, including over $1.8 trillion in annual gross claims and spanning approximately 50% of U.S. patients. Waystar strives to transform healthcare payments so providers can focus on what matters most: their patients and communities. Discover the way forward at waystar.com.

Forward-Looking Statements

This press release contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect our current views with respect to, among other things, statements regarding Waystar's expectations relating to future operating results and financial position, the impact of the Iodine acquisition and our ability to successfully integrate it and realize the anticipated benefits; the performance of our new product offerings; our industry and market opportunities, business strategy, goals, and expectations concerning our market position, future operations, margins and profitability, and other financial and operating information. Forward-looking statements include all statements that are not historical facts. These statements may include words such as "anticipate," "assume," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "future," "will," "seek," "foreseeable," "outlook," the negative version of these words or similar terms and phrases to identify forward-looking statements in this press release, including the discussion of Waystar's expanded addressable market and the accretive impact of the Iodine acquisition.

The forward-looking statements contained in this press release are based on management’s current expectations and are not guarantees of future performance. The forward-looking statements are subject to various risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. Our expectations, beliefs, and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, and projections will result or be achieved. The following factors are among those that may cause actual results to differ materially from the forward-looking statements: our operation in a highly competitive industry; our ability to retain our existing clients and attract new clients; our ability to successfully execute on our business strategies in order to grow; our ability to accurately assess the risks related to acquisitions and successfully integrate acquired businesses (including the acquisition of Iodine); our ability to establish and maintain strategic relationships; the growth and success of our clients and overall healthcare transaction volumes; consolidation in the healthcare industry; our selling cycle of variable length to secure new client agreements; our implementation cycle that is dependent on our clients’ timing and resources; our dependence on our senior management team and certain key employees, and our ability to attract and retain highly skilled employees; the accuracy of the estimates and assumptions we use to determine the size of our total addressable market; our ability to develop and market new solutions, or enhance our existing solutions, to respond to technological changes, or evolving industry standards; the interoperability, connectivity, and integration of our solutions with our clients’ and their vendors’ networks and infrastructures; the performance and reliability of internet, mobile, and other infrastructure; the consequences if we cannot obtain, process, use, disclose, or distribute the highly regulated data we require to provide our solutions; our reliance on certain third-party vendors and providers; any errors or malfunctions in our products and solutions; failure by our clients to obtain proper permissions or provide us with accurate and appropriate information; the potential for embezzlement, identity theft, or other similar illegal behavior by our employees or vendors, and a failure of our employees or vendors to observe quality standards or adhere to environmental, social, and governance standards; our compliance with the applicable rules of the National Automated Clearing House Association and the applicable requirements of card networks; increases in card network fees and other changes to fee arrangements; the effect of payer and provider conduct which we cannot control; privacy concerns and security breaches or incidents relating to our platform; the complex and evolving laws and regulations regarding privacy, data protection, and cybersecurity; our ability to adequately protect and enforce our intellectual property rights; our ability to use or license data and integrate third-party technologies; our use of “open source” software; legal proceedings initiated by third parties alleging that we are infringing or otherwise violating their intellectual property rights; claims that our employees, consultants, or independent contractors have wrongfully used or disclosed confidential information of third parties; the heavily regulated industry in which we conduct business; the uncertain and evolving healthcare regulatory and political framework; healthcare laws and data privacy and security laws and regulations governing our processing of personal information; reduced revenues in response to changes to the healthcare regulatory landscape; legal, regulatory, and other proceedings that could result in adverse outcomes; consumer protection laws and regulations; contractual obligations requiring compliance with certain provisions of the Bank Secrecy Act and anti-money laundering laws and regulations; existing laws that regulate our ability to engage in certain marketing activities; our full compliance with website accessibility standards; any changes in our tax rates, the adoption of new tax legislation, or exposure to additional tax liabilities; limitations on our ability to use our net operating losses to offset future taxable income; losses due to asset impairment charges; restrictive covenants in the agreements governing our credit facilities; interest rate fluctuations; unavailability of additional capital on acceptable terms or at all; the impact of general macroeconomic conditions; actions of certain of our significant investors, who may have different interests than the interests of other holders of our securities; our status as an "emerging growth company" and whether the reduced disclosure requirements applicable to "emerging growth companies" will make our common stock less attractive to investors; and each of the other factors discussed under the heading of “Risk Factors” in the Company’s 10K filed with the Securities and Exchange Commission (the “SEC”) on February 18, 2025, and in other reports filed with the SEC, all of which are available on the Investor Relations page of our website at investors.waystar.com.

Any forward-looking statements made by us in this press release speak only as of the date of this press release and are expressly qualified in their entirety by the cautionary statements included in this press release. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. You should not place undue reliance on our forward-looking statements. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as may be required by any applicable securities laws.

Media Contact
Kristin Lee
kristin.lee@waystar.com

Daniel Yunger / Nick Capuano / Mark Fallati
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Investor Contact

investors@waystar.com